News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS AUGUST 2009
OPERATIONAL PERFORMANCE
HOUSTON, Sept. 1, 2009 – Continental Airlines (NYSE: CAL) today reported an August consolidated (mainline plus regional) load factor of 85.8 percent, 1.9 points above the August 2008 consolidated load factor, and a mainline load factor of 86.6 percent, 1.7 points above the August 2008 mainline load factor.  The carrier reported a domestic mainline August load factor of 88.8 percent, 2.5 points above the August 2008 domestic mainline load factor, and an international mainline load factor of 84.6 percent, 1.2 points above August 2008.  All four August load factors were records for the month.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 82.4 percent and a mainline segment completion factor of 99.8 percent.
In August 2009, Continental flew 8.8 billion consolidated revenue passenger miles (RPMs) and 10.2 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 3.9 percent and a capacity decrease of 6.0 percent as compared to August 2008. In August 2009, Continental flew 7.9 billion mainline RPMs and 9.1 billion mainline ASMs, resulting in a mainline traffic decrease of 3.6 percent and a mainline capacity decrease of 5.6 percent as compared to August 2008. Domestic mainline traffic was 3.9 billion RPMs in August 2009, down 6.1 percent from August 2008, and domestic mainline capacity was 4.4 billion ASMs, down 8.7 percent from August 2008.
For August 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 16.5 and 17.5 percent compared to August 2008 while mainline RASM is estimated to have decreased between 17.0 and 18.0 percent. For July 2009, consolidated passenger RASM decreased 17.4 percent compared to July 2008, while mainline passenger RASM decreased 18.3 percent compared to July 2008.
Continental’s regional operations had an August load factor of 79.2 percent, 2.8 points above the August 2008 regional load factor. Regional RPMs were 860.6 million and regional ASMs were 1,086.9 million in August 2009, resulting in a traffic decrease of 6.2 percent and a capacity decrease of 9.5 percent versus August 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,750 daily departures throughout the Americas, Europe and Asia, serving 133 domestic and 132 international destinations. More than 750 additional points are served via current alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 63 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
AUGUST	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,931,264	4,184,702	-6.1	Percent

International	3,992,022	4,037,658	-1.1	Percent
Transatlantic	2,085,149	2,224,100	-6.2	Percent
Latin America	1,165,992	1,163,184	0.2	Percent
Pacific	740,881	650,374	13.9	Percent

Mainline	7,923,286	8,222,360	-3.6	Percent
Regional	860,623	917,303	-6.2	Percent
Consolidated	8,783,909	9,139,663	-3.9	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,428,696	4,848,977	-8.7	Percent

International	4,716,295	4,839,841	-2.6	Percent
Transatlantic	2,390,346	2,664,539	-10.3	Percent
Latin America	1,402,591	1,380,505	1.6	Percent
Pacific	923,358	794,797	16.2	Percent

Mainline	9,144,991	9,688,818	-5.6	Percent
Regional	1,086,877	1,200,890	-9.5	Percent
Consolidated	10,231,868	10,889,708	-6.0	Percent
PASSENGER LOAD FACTOR
Domestic	88.8 Percent	86.3 Percent	2.5	Points

International	84.6 Percent	83.4 Percent	1.2	Points
Transatlantic	87.2 Percent	83.5 Percent	3.7	Points
Latin America	83.1 Percent	84.3 Percent	-1.2	Points
Pacific	80.2 Percent	81.8 Percent	-1.6	Points

Mainline	86.6 Percent	84.9 Percent	1.7	Points
Regional	79.2 Percent	76.4 Percent	2.8	Points
Consolidated	85.8 Percent	83.9 Percent	1.9	Points
ONBOARD PASSENGERS
Mainline	4,350,956	4,656,022	-6.6	Percent
Regional	1,587,369	1,665,190	-4.7	Percent
Consolidated	5,938,325	6,321,212	-6.1	Percent
CARGO REVENUE TON MILES (000)
Total	81,061	83,392	-2.8	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	27,348,763	30,170,036	-9.4	Percent

International	27,017,755	28,258,956	-4.4	Percent
Transatlantic	13,698,626	14,813,743	-7.5	Percent
Latin America	8,363,493	8,581,718	-2.5	Percent
Pacific	4,955,636	4,863,495	1.9	Percent

Mainline	54,366,518	58,428,992	-7.0	Percent
Regional	6,259,278	6,938,486	-9.8	Percent
Consolidated	60,625,796	65,367,478	-7.3	Percent
AVAILABLE SEAT MILES (000)
Domestic	32,187,345	35,893,969	-10.3	Percent

International	34,360,761	35,701,874	-3.8	Percent
Transatlantic	17,503,516	19,029,449	-8.0	Percent
Latin America	10,241,861	10,335,064	-0.9	Percent
Pacific	6,615,384	6,337,361	4.4	Percent

Mainline	66,548,106	71,595,843	-7.1	Percent
Regional	8,187,784	8,979,974	-8.8	Percent
Consolidated	74,735,890	80,575,817	-7.2	Percent
PASSENGER LOAD FACTOR
Domestic	85.0 Percent	84.1 Percent	0.9	Points

International	78.6 Percent	79.2 Percent	-0.6	Points
Transatlantic	78.3 Percent	77.8 Percent	0.5	Points
Latin America	81.7 Percent	83.0 Percent	-1.3	Points
Pacific	74.9 Percent	76.7 Percent	-1.8	Points

Mainline	81.7 Percent	81.6 Percent	0.1	Points
Regional	76.4 Percent	77.3 Percent	-0.9	Points
Consolidated	81.1 Percent	81.1 Percent	0.0	Point
ONBOARD PASSENGERS
Mainline	31,287,974	34,551,518	-9.4	Percent
Regional	11,581,602	12,555,206	-7.8	Percent
Consolidated	42,869,576	47,106,724	-9.0	Percent
CARGO REVENUE TON MILES (000)
Total	580,399	691,406	-16.1	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
AUGUST	2009	2008	Change
On-Time Performance 1	82.4%	73.8%	8.6	Points
Completion Factor 2	99.8%	99.4%	0.4	Points
July 2009 year-over-year consolidated RASM change			(17.4)	Percent
July 2009 year-over-year mainline RASM change			(18.3)	Percent
August 2009 estimated year-over-year consolidated RASM change			(16.5) - (17.5)	Percent
August 2009 estimated year-over-year mainline RASM change			(17.0) - (18.0)	Percent
August 2009 estimated average price per gallon of fuel, including fuel taxes			1.99	Dollars
Third Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			1.99	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage

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